UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207, Building C N FM 3083 Rd E

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Not Applicable

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On May 26, 2026, Olenox Industries Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with CS Digital Ventures, LLC, a Delaware limited liability company (“CS Digital”), the members of CS Digital listed on the signature page thereto (collectively, the “Sellers”), and Bernardo Schucman, in his capacity as the seller representative (the “Seller Representative”). Pursuant to the Purchase Agreement, the Company acquired 100% of the issued and outstanding membership interests of CS Digital (the “Acquisition”) on the same date.

Aggregate Consideration. The aggregate consideration payable by the Company under the Purchase Agreement consists of: (i) US$30,000,000 in upfront consideration, payable at closing, comprised of (a) US$14,000,000 in newly issued shares of the Company’s Series D Preferred Stock, par value $1.00 per share (the “Series D Preferred Stock”), issued at a stated value of $1.00 per share, and (b) US$16,000,000 in the form of an unsecured promissory note issued by the Company to the Sellers (the “Seller Note”); (ii) warrants to purchase an aggregate of 1,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), comprised of three equal tranches of 500,000 shares each, with exercise prices of $5.00, $7.00 and $9.00 per share, respectively (collectively, the “Warrants”); and (iii) up to an additional US$20,000,000 in shares of Series D Preferred Stock (the “Earnout Shares”), issuable upon the achievement of two post-closing milestones tied to (A) cumulative revenue and (B) cumulative Adjusted EBITDA of CS Digital, in each case as further described in the Purchase Agreement.

Conversion Gate; Stockholder Approval. The Series D Preferred Stock and the Warrants are not convertible or exercisable into Common Stock prior to receipt of the requisite approval of the Company’s stockholders, as required under applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”), including Listing Rule 5635 (the “Stockholder Approval”). The Purchase Agreement provides that the Company shall use its best efforts to convene a meeting of its stockholders to seek the Stockholder Approval within ninety (90) days after the closing and, if the Stockholder Approval is not obtained at such meeting, to convene a meeting of stockholders every three months thereafter until the Stockholder Approval is obtained. The failure to obtain the Stockholder Approval will not give rise to any increase in the stated value of, accrual of dividends or interest on, redemption right with respect to, decrease in the conversion price of, or any other economic consequence favorable to the holders of, the Series D Preferred Stock or the Warrants.

Beneficial Ownership Limitation. Conversion of the Series D Preferred Stock and exercise of the Warrants are further subject to a beneficial ownership limitation pursuant to which no holder, together with such holder’s attribution parties, may convert or exercise such securities to the extent it would result in such holder, together with such holder’s attribution parties, beneficially owning in excess of 19.9% of the outstanding Common Stock or voting power of the Company.

Registration Rights. Within sixty (60) days following the date the Company obtains the Stockholder Approval, the Company has agreed to file a shelf registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, and to use best efforts to cause such registration statement to be declared effective as soon as reasonably practicable thereafter, subject to customary suspension and deferral rights of the Company.

Non-Competition and Non-Solicitation. The Purchase Agreement contains customary non-competition and non-solicitation covenants applicable to each of Bernardo Schucman and Shanti Cillo (the “Principal Sellers”) for a period of two (2) years following the closing date, subject to certain limited exceptions set forth in the Purchase Agreement, including continued ownership of, and service as a board member, manager or consultant to, certain entities specifically identified therein.

Representations, Warranties and Indemnification. The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Indemnification claims based on breaches of representations and warranties are generally subject to an eighteen (18) month survival period, a $100,000 basket and a $10 million cap, subject to customary exceptions for fundamental representations, certain tax-related matters and fraud.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The schedules and certain exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Seller Note

In connection with the closing of the Acquisition, the Company issued the Seller Note to the Sellers in the aggregate principal amount of US$16,000,000. The Seller Note is unsecured. The Seller Note contains customary terms, including with respect to interest, maturity, prepayment, events of default and remedies, all as set forth in the form of Seller Note filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Warrants

In connection with the closing of the Acquisition, the Company issued the Warrants to the Sellers. The Warrants entitle the holders thereof to purchase an aggregate of 1,500,000 shares of Common Stock, comprised of three equal tranches of 500,000 shares each with exercise prices of $5.00, $7.00 and $9.00 per share, respectively. The Warrants are not exercisable into Common Stock prior to receipt of the Stockholder Approval. Additional terms of the Warrants, including expiration, cashless exercise provisions, and customary adjustment provisions for stock splits and similar events, are set forth in the form of Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Certificate of Designation

In connection with the closing of the Acquisition, the Company filed a Certificate of Designation of Series D Preferred Stock with the Secretary of State of the State of Delaware. See Item 5.03 of this Current Report on Form 8-K, the disclosure under which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. On May 26, 2026, the Company completed the Acquisition of 100% of the issued and outstanding membership interests of CS Digital pursuant to the Purchase Agreement. As a result of the closing of the Acquisition, CS Digital became a wholly owned subsidiary of the Company.

CS Digital is a digital infrastructure company focused on the development and operation of energy-intensive data centers, including bitcoin mining and high-density compute deployments. As of the closing date, CS Digital had approximately 35 megawatts of installed power capacity currently in operation.

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Seller Note is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the closing of the Acquisition, the Company issued to the Sellers, as partial consideration for the membership interests of CS Digital, (i) shares of Series D Preferred Stock having an aggregate stated value of US$14,000,000 and (ii) the Warrants. The Earnout Shares, when and if issued, will be issued to the Sellers as additional consideration upon the achievement of the post-closing milestones described in Item 1.01.

The issuance of the Series D Preferred Stock and the Warrants at closing, and any future issuance of Earnout Shares, were and will be made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering. Each Seller represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D, and the Series D Preferred Stock, the Warrants and any Earnout Shares were and will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. The certificates or book-entry positions evidencing such securities, and any shares of Common Stock issued upon conversion or exercise thereof, will bear customary restrictive legends.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2026, in connection with the closing of the Acquisition, the Company filed a Certificate of Designation of Series D Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges and restrictions of the Series D Preferred Stock.

The Certificate of Designation provides, among other things, that: (i) the Series D Preferred Stock is non-voting, except as required by the Delaware General Corporation Law; (ii) no shares of Series D Preferred Stock shall be convertible into Common Stock prior to receipt of the Stockholder Approval; (iii) the conversion price applicable to the Series D Preferred Stock is fixed at $1.00 per share, which the Company has determined equals or exceeds the “Minimum Price” determined in accordance with Nasdaq Listing Rule 5635(d)(1) as of the closing date; (iv) the Series D Preferred Stock is not subject to any redemption right, sinking fund, mandatory conversion right or price-based anti-dilution protection; and (v) the failure to obtain the Stockholder Approval shall not result in any increase in stated value, decrease in conversion price, accrual of dividends or interest, accrual of any redemption right, payment of any penalty, fee or liquidated damages, or any other consequence favorable to the holders of the Series D Preferred Stock.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 28, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable U.S. federal securities laws. Forward-looking statements include, without limitation, statements regarding the expected benefits of the Acquisition; the issuance of the Series D Preferred Stock, the Seller Note, the Warrants and any Earnout Shares; the receipt of the Stockholder Approval permitting conversion of the Series D Preferred Stock and exercise of the Warrants into Common Stock; the filing and effectiveness of a registration statement covering the resale of the underlying Common Stock; the development and scaling of off-grid, gas-powered digital infrastructure; targeted power costs; expected addressable markets, including energy-intensive data center, artificial intelligence and high-density compute workloads; and the future business, operations and financial performance of the Company and its consolidated subsidiaries (including, following the closing, CS Digital).

These statements are based on current expectations and assumptions and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the ability to integrate CS Digital’s operations and realize the anticipated benefits of the Acquisition; the ability to service the Seller Note in accordance with its terms; the ability to obtain the Stockholder Approval required to permit conversion of the Series D Preferred Stock and exercise of the Warrants into Common Stock under applicable Nasdaq listing rules; the ability of CS Digital to achieve the operational and financial milestones underlying the Earnout Shares; volatility in commodity prices, including natural gas and electricity; variability in customer demand and pricing for compute services; the development of demand for artificial intelligence and high-density compute infrastructure; regulatory and Nasdaq listing developments; and the other risks and uncertainties described in the Company’s filings with the SEC, including under “Risk Factors” in its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated as of May 26, 2026, by and among Olenox Industries Inc., CS Digital Ventures, LLC, the Members of CS Digital Ventures, LLC listed on the signature page thereto, and Bernardo Schucman, as Seller Representative
3.1	Certificate of Designation of Series D Preferred Stock of Olenox Industries Inc., filed with the Secretary of State of the State of Delaware on May 26, 2026
4.1	Form of Warrant issued by Olenox Industries Inc. to the Sellers
10.1	Form of Unsecured Promissory Note (Seller Note) issued by Olenox Industries Inc. to the Sellers
99.1	Press Release issued by Olenox Industries Inc. on May 28, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Schedules and certain exhibits to this Exhibit 2.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: 5/28/2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer